UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

May 21, 2019
Date of Report
(Date of Earliest Event Reported)

RAVEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

South Dakota	001-07982	46-0246171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107, Sioux Falls, SD 57117-5107
(Address of principal executive offices)

(605) 336-2750
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	RAVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) of Raven Industries, Inc. (the “Company”) held on May 21, 2019, the Company’s shareholders, upon the recommendation of the Board of Directors, approved the Raven Industries, Inc. 2019 Equity Incentive Plan (the “2019 Plan”). The 2019 Plan will replace the existing Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”), such that no new awards will be made under the 2010 Plan. The number of shares of the Company’s common stock that may be the subject of awards and issued under the 2019 Plan is 1,300,000, plus any shares that were subject to outstanding awards under the 2010 Plan as of the effective date of the 2019 Plan, to the extent that the associated awards under the 2010 Plan expire, are forfeited or cancelled or are settled in cash. Awards outstanding under the 2010 Plan as of the date the 2019 Plan becomes effective will continue to be subject to the terms of the 2010 Plan.

A description of the material terms of the 2019 Plan is set forth in the Company’s definitive proxy statement relating to the 2019 Annual Meeting and filed with the Securities and Exchange Commission on April 8, 2019.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders at the 2019 Annual Meeting:

		Votes For	Votes Against	Abstentions	Broker Non-Votes
1.	Election of Directors.

	Jason M. Andringa	28,302,746.000	200,168.000	38,257.000	4,466,157.000
	David L. Chicoine	27,796,073.000	701,770.000	43,328.000	4,466,157.000
	Thomas S. Everist	28,210,369.000	294,624.000	36,178.000	4,466,157.000
	Janet M. Holloway	28,204,076.000	282,176.000	54,919.000	4,466,157.000
	Kevin T. Kirby	27,868,535.000	456,757.000	215,879.000	4,466,157.000
	Marc E. LeBaron	28,296,687.000	197,772.000	46,712.000	4,466,157.000
	Lois M. Martin	28,224,280.000	267,021.000	49,870.000	4,466,157.000
	Richard W. Parod	28,280,428.000	207,372.000	53,371.000	4,466,157.000
	Daniel A. Rykhus	28,214,814.000	286,160.000	40,197.000	4,466,157.000

		Votes For	Votes Against	Abstentions	Broker Non-Votes
2.	Approved, by a non-binding advisory vote, the compensation of our executive officers disclosed in the Proxy Statement.	26,511,213.000	1,946,154.000	83,804.000	4,466,157.000

		Votes For	Votes Against	Abstentions
3.	Ratification of the appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the Company's fiscal year ending January 31, 2020.	32,903,599.000	48,310.000	55,419.000

		Votes For	Votes Against	Abstentions	Broker Non-Vote
4.	Approval of the Raven Industries, Inc. 2019 Equity Incentive Plan.	26,852,125.000	1,603,671.000	85,375.000	4,466,157.000

Based upon the submission of proxies and ballots by the required votes all directors/nominees have been elected, the non-binding advisory vote on executive compensation has been approved, Deloitte & Touche LLP has been ratified as the Company’s Independent Registered Public Accounting Firm for fiscal year 2020 and the Raven Industries, Inc. 2019 Equity Incentive Plan has been approved.

Each proposal was approved by the Company’s shareholders by the required vote.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Raven Industries, Inc. 2019 Equity Incentive Plan adopted May 21, 2019 (incorporated herein by reference to Appendix A of the Company’s definitive Proxy Statement filed April 8, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAVEN INDUSTRIES, INC.
/s/ Lee A. Magnuson
Lee A. Magnuson
Vice President & General Counsel, Secretary

Date: May 22, 2019